OneSpan Announces the Initiation of a Quarterly Cash Dividend

BOSTON – December 16, 2024 – OneSpan Inc. (NASDAQ: OSPN) today announced that its Board of Directors has declared a quarterly cash dividend as part of the initiation of a recurring quarterly dividend program. The initial quarterly cash dividend of $0.12 per share will be paid on February 14, 2025 to shareholders of record as of the close of business on January 31, 2025.

“The Board’s approval of a quarterly cash dividend program reflects our ongoing commitment to returning capital to shareholders as part of a balanced capital allocation strategy,” stated OneSpan Chair of the Board, Al Nietzel. “The Company has made great progress over the past year, and this new dividend program underscores our confidence in the growth potential and future cash generation capabilities of the Company. Going forward, we will consider a range of options with respect to additional capital allocation, including share repurchases, special dividends, increases to the quarterly dividend, organic investments in the business, and targeted M&A.”

The declaration and payment of future dividends are subject to the sole discretion of the Board of Directors.

About OneSpan
OneSpan provides security, identity, electronic signature (“e-signature”) and digital workflow solutions that protect and facilitate digital transactions and agreements. The Company delivers products and services that automate and secure customer-facing and revenue-generating business processes for use cases ranging from simple transactions to workflows that are complex or require higher levels of security. Trusted by global blue-chip enterprises, including more than 60% of the world’s 100 largest banks, OneSpan processes millions of digital agreements and billions of transactions in 100+ countries annually.

For more information, go to www.onespan.com. You can also follow @OneSpan on X (Twitter) or visit us on LinkedIn and Facebook.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of applicable U.S. securities laws, including statements reflecting our intention to continue paying a dividend, the amount and frequency of any future dividend payments, and our general expectations regarding our capital allocation strategy and future performance. Forward-looking statements may be identified by words such as "seek", "believe", "plan", "estimate", "anticipate", “expect", "intend", “target", continue", "outlook", "may", "will", "should", "could", or "might", and other similar expressions. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such terms. Factors that could materially affect our business and financial results and capital allocation decisions include, but are not limited to: our ability to execute our business objectives in the expected timeframe and to achieve the outcomes we expect from them; our ability to attract new customers and retain and expand sales to existing customers; our ability to successfully develop and market new product offerings and product enhancements; changes in customer requirements; the potential effects of technological changes; the loss of one or more large customers; difficulties enhancing and maintaining our brand recognition; competition; lengthy sales cycles; challenges retaining key employees and successfully hiring and training qualified new employees; unintended costs and consequences of our recent cost reduction and restructuring actions, including higher than anticipated restructuring charges, disruption to our operations, litigation or regulatory actions, or employee turnover; security breaches or cyber-attacks; real or perceived malfunctions or errors in our products; interruptions or delays in the performance of our products and solutions; reliance on third parties for certain products and data center services; our ability to effectively manage third party partnerships, acquisitions, divestitures, alliances, or joint ventures; economic recession, inflation, and political instability; claims that we have infringed the intellectual property rights of others; changing laws, government regulations or policies; pressures on price levels; component shortages; delays and disruption in global transportation and supply chains; tariffs or trade wars; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; actions of activist stockholders; and exposure to increased economic and operational uncertainties from operating a global business, as well as other factors described in the “Risk Factors” section of our most recent Annual Report on Form 10-K, as updated by the “Risk Factors” section of our subsequent Quarterly Reports on Form 10-Q. Our filings with the Securities and Exchange Commission (the “SEC”) and other important information can be found in the Investor Relations section of our website at investors.onespan.com. We do not have any intent, and disclaim any obligation, to update the forward-looking information to reflect events that occur, circumstances that exist or changes in our expectations after the date of this press release, except as required by law.
Unless otherwise noted, references in this press release to “OneSpan”, “Company”, “we”, “our”, and “us” refer to OneSpan Inc. and its subsidiaries.

Copyright© 2024 OneSpan North America Inc., all rights reserved. OneSpan™ is a registered or unregistered trademark of OneSpan North America Inc. or its affiliates in the U.S. and other countries.

Investor contact:
Joe Maxa
Vice President of Investor Relations
+1-312-766-4009
joe.maxa@onespan.com